UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2010

COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-32429 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)

1200 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  775-847-5272

GOLDSPRING INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 21, 2010, the Company announced that it changed its name from “GoldSpring, Inc.” to “Comstock Mining Inc.,” by way of a merger with its wholly owned subsidiary Comstock Mining Inc., which was formed solely for the change of name.  Pursuant to Section 92A.180 of the Nevada Revised Statutes, the merger did not require stockholder approval.

An OTC Equity Issuer Notification Form was filed with the Financial Industry Regulatory Authority (“FINRA”) on July 9, 2010, and the name change was approved by FINRA, effective July 21, 2010.  On the effective date, the name change will become effective with the Over-the-Counter Bulletin Board and the Company’s shares of common stock will trade under the ticker symbol “LODE.”

Item 9.01        Financial Statements and Exhibits.

(d)	Exhibits.

99.1            Press release dated July 21, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDSPRING, INC.

Date: July 21, 2010	By:	/s/ Corrado De Gasperis
Corrado De Gasperis

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated July 21, 2010.